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                                                                    EXHIBIT 10.2



                            STOCK EXCHANGE AGREEMENT


         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into this ____ day of __________, 2001 by and among BIOMED RESEARCH TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as "BioMed"), SURE MEDICAL, INCORPORATED, a Nevada corporation (hereinafter referred to as "Sure"), DR. WILLIAM STAFFORD, the principal shareholder of Sure through his interest in _____________ ("Stafford") and the shareholders of Sure listed on the counterpart signature pages hereto constituting all of the shareholders of Sure (hereinafter collectively with Stafford referred to as the "Sure Shareholders").

                                    RECITALS:

         A. The Sure Shareholders own all of the issued and outstanding shares of the capital stock of Sure.

         B. BioMed is willing to acquire all of the issued and outstanding capital stock of Sure, making Sure a wholly-owned subsidiary of BioMed, and the Sure Shareholders desire to exchange all of their shares of Sure's capital stock for authorized but unissued shares of Common Stock, par value $.001 per share (the "Common Stock") of BioMed as hereinafter provided.

         C. It is the intention of the parties hereto that: (i) BioMed shall acquire all of the issued and outstanding capital stock of Sure in exchange solely for the consideration set forth below (the "Exchange"); and (ii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each jurisdiction where the Sure Shareholders reside.

         D. It is the intention of the parties that the Exchange qualify as a "tax-free" transaction within the meaning of Section 368 of the Internal Revenue Code of 1986.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1.  PURCHASE OF SHARES

         1.1 Acquisition of Shares. BioMed and the Sure Shareholders hereby agree that the Sure Shareholders shall, on the Closing Date (as hereinafter defined), exchange an aggregate of 3,230,000 shares of the Common Stock of Sure which constitute all of the issued and outstanding shares of capital stock of Sure (the "Sure Shares") and BioMed shall issue to the Sure Shareholders an aggregate of 3,230,000


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Shares of BioMed's Common Stock (the "BioMed Shares"). The allocation of the
BioMed Shares to the Sure Shareholders is set forth on Exhibit A hereto.

         1.2 Delivery of Sure Shares. On the Closing Date, the Sure Shareholders will deliver to BioMed the certificates representing the Sure Shares, duly endorsed (or with executed stock powers) so as to make BioMed the sole owner thereof. Simultaneously, BioMed will deliver certificates representing the BioMed Shares to the Sure Shareholders.

         1.3 Investment Intent. The BioMed Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be resold unless the BioMed Shares are registered under the Act or an exemption from such registration is available. The Sure Shareholders represent and warrant that each of them is acquiring the BioMed Shares for his, her or its own account, for investment, and not with a view to the sale or distribution of the BioMed Shares. Each certificate representing the BioMed Shares will have a legend thereon incorporating language as follows:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The shares have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the shares under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required under the Act or any applicable state securities laws."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF SURE, STAFFORD AND SURE
SHAREHOLDERS

         Sure, Stafford and the Sure Shareholders hereby represent and warrant as follows (except that with respect to the Sure Shareholders other than Stafford, such representations and warranties shall be to the best of their knowledge other than with respect to Section 2.2 below):

         2.1 Organization and Good Standing. Sure is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Sure is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. Sure does not have any subsidiaries.

         2.2 Ownership of Sure Shares and Authorization of Agreement. The Sure Shareholders represent as to his, her or their respective ownership of Sure Shares, that he, she or they are the owner of record and beneficially of all of the shares of capital stock of Sure listed in their respective names on Exhibit A hereto, all of which shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged,


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assigned or otherwise transferred except pursuant to this Agreement. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either Sure or the Sure Shareholders to issue, sell or transfer any stock or other securities of Sure. The Sure Shareholders have the power to enter into this Agreement and to carry out the obligations hereunder. This Agreement has been duly executed by each Sure Shareholder, or its authorized representative, and constitutes the valid and binding obligation of each Sure Shareholder and is enforceable against each Sure Shareholder in accordance with its terms.

         2.3 Financial Statements, Books and Records. There has been previously delivered to BioMed the [audited] balance sheet of Sure as at ____________ (the "Balance Sheet") and the related statement of operations for the period then ended (collectively the "Financial Statements"). The Financial Statements fairly represent the financial position of Sure as at such date and the results of its operations for the period then ended.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Sure;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Sure, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Sure's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Sure of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Compliance with Laws. Sure has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Sure.

         2.6 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Charter or By-Laws of Sure;


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                  (ii)     violate, conflict with or result in the breach of any
of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Sure is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Sure, or upon the properties or business of Sure; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of Sure.

         2.7 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Sure. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) bankruptcy, criminal, civil or regulatory proceeding pending or threatened against or involving Sure or any of its properties, assets or shares of Common Stock. Except as set forth on Schedule 2.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         2.8 Brokers or Finders. No broker's or finder's fee will be payable by Sure in connection with the transaction contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Sure or the Sure Shareholders.

         2.9 Real Estate. Sure neither owns real property nor is a party to any leasehold agreement.

         2.10 Tangible Assets. Sure has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by Sure, any related capitalized items or other tangible property material to the business of Sure (the "Tangible Assets"). Sure holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth on Schedule 2.10.

         2.11 Liabilities. Sure does not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Sure will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.


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         2.12     Operations of Sure. Except as set forth on Schedule 2.12, from the date of the Balance Sheet and through the Closing Date hereof Sure has not and will not have:

                  (i)      incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any material loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other material loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any material indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of Sure except in the ordinary course of business; or

                  (vi) issued any equity securities or rights to acquire such equity securities.

         2.13 Capitalization. The authorized capital stock of Sure consists of 50,000,000 shares of common stock of which 3,230,000 shares are presently issued and outstanding. Neither Sure nor the Sure Shareholders have granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of Sure. All of the Sure Shares are duly authorized and validly issued, fully paid and non-assessable.

         2.14     Intellectual Property.

                  (i) Except to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy) does not have or could not reasonably be expected to have a material adverse effect:

                           (A)      Sure owns, or is licensed or otherwise has
the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted;

                           (B)      no claims are pending or, to the best
knowledge of Sure, threatened that Sure or any of its subsidiaries is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by, and/or licensed to Sure, and to the best knowledge of Sure, there are no valid grounds for any such claims;


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                           (C)      to the best knowledge of Sure, no person is
infringing on or otherwise violating any right of Sure with respect to any Intellectual Property owned by and/or licensed to Sure;

                           (D)      to the best knowledge of Sure, there are no
valid grounds for any claim challenging the ownership or validity of any Intellectual Property owned by Sure or challenging Sure's license or legally enforceable right to use any Intellectual Property licensed by it; and

                           (E)      to the best knowledge of Sure, all patents,
registered trademarks, service marks, and copyrights held by Sure are valid and subsisting.

                  (ii) For purposes of this Agreement, "Intellectual Property" means trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names, and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patented, patentable, or not in any jurisdiction; trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works of authorship, whether copyrighted, copyrightable, or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights and computer programs and software (including source code, object code, and data); licenses, immunities, covenants not to sue, and the like relating to the foregoing; and any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing.

                  (iii) Schedule 2.14(iii) sets forth a list of all the Intellectual Property of Sure domain names owned by Sure. Sure has full and complete ownership of all patents.

         2.15 Taxes. Except as set out by attached schedule, all required tax returns or federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Sure for all years for which such returns are due unless an extension for filing any such return has been properly prepared and filed. Any and all federal, state, county, municipal, local, foreign and other taxes, assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Sure Financial Statements are adequate to cover any such taxes that may be assessed against Sure in respect of its business and its operations during the periods covered by the Sure Financial Statements and all prior periods.

         2.16 Corporate Authority. Sure has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Sure have been duly authorized by its Board of Directors, and no other


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corporate proceedings on the part of Sure are necessary to approve this
Agreement or the transactions contemplated hereby.

         2.17 Full Disclosure. No representation or warranty by Sure or the Sure Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to BioMed pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of Sure.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF BIOMED

         BioMed hereby represents and warrants to the Sure Shareholders as follows:

         3.1 Organization and Good Standing. BioMed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of BioMed consists of 40,000,000 shares of Common Stock, par value $.001 per share, of which _______ shares are presently issued and outstanding and 10,000,000 share of Preferred Stock, par value $.001 per share, of which no shares have been issued. BioMed is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by BioMed or the nature of the business transacted by it make such license or qualification necessary.

         3.2 The BioMed Shares. The BioMed Shares to be issued to the Sure Shareholders have been or will have been duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

         3.3 Financial Statements, Books and Records. The [audited] balance sheet of BioMed as at ____________, 200___, and statements of operations for the periods then ended previously delivered to Sure were prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods, and such financial statements fairly represent the financial position of BioMed as at such dates and the results of its operations for the periods then ended. The unaudited balance sheet of BioMed as at ____________, 200____, and statements of operations for the periods then ended previously delivered to Sure were compiled but were not prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods. However, such compiled financial statements fairly represent the financial position of BioMed as at such dates and the results of its operations for the periods then ended.


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         3.4      No Material Adverse Changes. Since ____________, 200___, there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of BioMed;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of BioMed, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of BioMed's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by BioMed of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Compliance with Laws. BioMed has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses which, if not complied with, would materially and adversely affect the business of BioMed or the trading market for the shares of BioMed's Common Stock.

         3.6 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of BioMed;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which BioMed is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, BioMed or upon the securities properties or business of BioMed; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.


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         3.7      Actions and Proceedings. There is no outstanding order,
judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving BioMed. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) bankruptcy, criminal, civil or regulatory proceeding pending or threatened against or involving BioMed or any of its properties or assets.

         3.8 Brokers or Finders. No broker's or finder's fee will be payable by BioMed in connection with the transaction contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by BioMed.

         3.9 Liabilities. BioMed does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the November 30, 1997 Balance Sheet. As of the Closing Date, BioMed will not have any Liabilities, other than Liabilities fully and adequately reflected on the ____________, 200___ Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         3.10 Operations of BioMed. Except as set forth on Schedule 3.10, since ___________, 200____, and through the Closing Date hereof, BioMed has not and will not have:

                  (i)      incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of BioMed except in the ordinary course of business; or

                  (vi) issued any equity securities or rights to acquire such equity securities except as contemplated by the Stock Purchase Agreement.


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         3.11     Authority to Execute and Perform Agreements. BioMed has the
full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of BioMed enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by BioMed of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) require the approval or consent of any governmental or regulatory body, the shareholders of BioMed, or the approval or consent of any other person;

                  (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to BioMed, or any instrument, contract or other agreement to which BioMed is a party or by or to which BioMed is bound or subject; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of BioMed.

         3.12 Full Disclosure. No representation or warranty by BioMed in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Sure or the Sure Shareholders pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of BioMed.

SECTION 4.  COVENANTS

         4.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation and verification of the assets, properties, business and operations, books, records and financial condition of the other, including communications with suppliers, vendors and customers, as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. Consummation of this Agreement shall be subject to the fulfillment of due diligence procedures to the reasonable satisfaction of each of the parties hereto and their respective counsel.


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         4.2      Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         4.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         4.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith; provided, however, such obligation shall not apply to information which:

                  (i)      at the time of disclosure was public knowledge;

                  (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                  (iii) the receiving party had within its possession at the time of disclosure.

         4.5 Stock Certificates and Consideration. At the Closing, the Sure Shareholders shall have delivered the certificates representing the Sure Shares duly endorsed (or with executed stock powers) so as to make BioMed the sole owner thereof. At such Closing, BioMed shall issue to the Sure Shareholders the BioMed Shares as provided herein.

         4.6 Management of BioMed. On the Closing Date, the present officers and directors of BioMed (and any other persons) shall resign as officers and directors of BioMed and the directors and officers designated by the Sure Shareholders shall be elected by BioMed.

SECTION 5.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF BIOMED

         Notwithstanding any right of Sure and the Sure Shareholders fully to investigate the affairs of BioMed, Sure and the Sure Shareholders shall have the right to rely fully upon the representations, warranties, covenants and agreements of BioMed contained in this Agreement or in any document delivered by BioMed or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and


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

delivery hereof and the Closing Date hereunder for twenty-four (24) months following the Closing.

SECTION 6.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE SURE SHAREHOLDERS

         Notwithstanding any right of BioMed fully to investigate the affairs of Sure, BioMed has the right to rely fully upon the representations, warranties, covenants and agreements of Sure and the Sure Shareholders contained in this Agreement or in any document delivered to BioMed by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twenty-four (24) months following the Closing.

SECTION 7.  INDEMNIFICATION

         7.1 Obligation of BioMed to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 5, BioMed hereby agrees to indemnify, defend and hold harmless Sure and the Sure Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of BioMed contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         7.2 Obligation of Sure and the Sure Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 6, Sure and the Sure Shareholders agree to indemnify, defend and hold harmless BioMed to the extent provided for herein, from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

SECTION 8.  THE CLOSING

         The Closing shall take place simultaneously with the execution hereof. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate and customary in transactions of this sort in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.


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SECTION 9.  MISCELLANEOUS

         9.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         9.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         9.3 Assignment. This Agreement is not assignable except by operation of law.

         9.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

         SURE:                      SURE MEDICAL INCORPORATED

                                    -------------------------------------------

                                    -------------------------------------------



         SURE SHAREHOLDERS:         C/O [INSERT]

                                    -------------------------------------------

                                    -------------------------------------------


         BIOMED:                    BIOMED RESEARCH TECHNOLOGIES, INC.

                                    -------------------------------------------

                                    -------------------------------------------


Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

         9.5 Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Florida, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

         9.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

         9.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Sure Shares and the BioMed Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         9.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                  BIOMED RESEARCH TECHNOLOGIES, INC.


                                  By:
                                     ---------------------------------

                                                            , President
                                           -----------------

                                  SURE MEDICAL INCORPORATED


                                  By:
                                     ---------------------------------

                                                            , President
                                           -----------------

                                  SHAREHOLDERS: [TO BE INSERTED]


                                  -------------------------------------
                                  Dr. William Stafford

                                  -------------------------------------

                                  -------------------------------------

                                  -------------------------------------

                                  -------------------------------------

                                    EXHIBIT A

                     EXCHANGE WITH SURE MEDICAL INCORPORATED


                                    Shares of                       Shares of
Name of                             Sure to be                      BioMed to
Shareholder                         Exchanged                       be Received
-----------                         ---------                       -----------





Grand Total
                                       =========